UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2006

Encore Medical Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26538 (Commission File Number)	65-0572565 (IRS Employer Identification No.)

9800 Metric Blvd.
Austin, Texas 78758

(Address of principal executive offices, including zip code)

(512) 832-9500

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

ITEM 8.01. Other Events

On November 2, 2006, Encore Medical Corporation announced that at a special meeting of its stockholders, its stockholders voted to adopt the Agreement and Plan of Merger, dated as of June 30, 2006, by and among Grand Slam Holdings, LLC, Grand Slam Acquisition Corp., which are affiliates of Blackstone Capital Partners V L.P., and Encore (the “Merger Agreement”).  The parties intend to consummate the going private transaction on November 3, 2006.  After the consummation of the transaction, Encore’s common shares will no longer trade on the NASDAQ Global Market.

Encore issued a press release announcing the stockholder vote to adopt the Merger Agreement on November 2, 2006, a copy of which is furnished as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
Number	Description

Exhibit 99.1	Press Release dated November 2, 2006.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENCORE MEDICAL CORPORATION

Date: November 2, 2006
	By:	/s/ Harry L. Zimmerman
	Name:	Harry L. Zimmerman
	Title:	Executive Vice President-General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated November 2, 2006.